Exhibit 10.6

INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT dated as of March 13, 2009 (this “IP Security Agreement”), is made by and among IGI LABORATORIES, INC., a Delaware corporation (“IGI”), IMMUNOGENETICS, INC., a Delaware corporation (“Subsidiary”, each of IGI and Subsidiary, a “Grantor” and collectively, the “Grantors”), and the secured parties listed on the signature pages hereto (each, a “Secured Party” and, collectively, the “Secured Parties”).

RECITALS

A.

Each Secured Party has agreed to make certain advances of money and to extend certain financial accommodation to Grantors (collectively, the “Loans”) as evidenced by those certain Secured Convertible Promissory Notes executed by IGI in favor of each Secured Party (each, a “Note” and, collectively, the “Notes”) issued under that certain Purchase Agreement, dated as of March 13, 2009, by and among IGI and the Secured Parties (the “Purchase Agreement”).

B.

The Secured Parties are willing to make the Loans to Grantors, but only upon the condition precedent, among others, that Grantors shall have executed and delivered to the Secured Parties this IP Security Agreement providing for the grant to the Secured Party of a security interest in all of the Intellectual Property Collateral (as defined below) of the Grantors to secure all of the Secured Obligations (as defined in the Security Agreement) under the Purchase Agreement, the Notes, the Security Agreement dated as of March 13, 2009, by and among Grantors and the Secured Parties (the “Security Agreement”) this IP Security Agreement the any other mortgages, pledges, or other collateral documents, and any amendment, amendment and restatement, modification or supplement to any of the foregoing.

C.

The Grantors have agreed to provide the Secured Parties a general security interest in Collateral (as this term is defined in the Security Agreement) and to enter into this IP Security Agreement in addition to, and not in limitation of, the Security Agreement for the purpose of creating, recording, and perfecting the security interest of the Secured Parties in the Intellectual Property Collateral with the United States Patent and Trademarks Office.

AGREEMENT

NOW, THEREFORE, in order to induce the Secured Parties to make the Loans and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, each Grantor hereby represents, warrants, covenants and agrees as follows:

1.

DEFINED TERMS. Unless otherwise defined or specified herein, terms used in this IP Security Agreement have the meanings provided in the Security Agreement.

2.

GRANT OF SECURITY INTEREST. As collateral security for the full, prompt, complete and final payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce the Secured Parties to cause the Loans to be made, each Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Secured Parties, and hereby grants to the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under the following, whether now owned or hereafter acquired, (all of which being collectively referred to herein as the “Intellectual Property Collateral”):

(a)

all of the following in which a Grantor now holds or hereafter acquires any interest: (i) all letters patent of the United States or any other country, all registrations and recordings thereof and all applications for letters patent of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country; (ii) all reissues, divisions, continuations, renewals, continuations-in-part or extensions thereof; (iii) all petty patents, divisionals and patents of addition; (iv) all patents to issue in any such applications; (v) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to patents, including, without limitation, damages, claims and recoveries for past, present or future infringement; and (vi) rights to sue for past, present and future infringements of any patent, including without limitation with respect to each of the foregoing clauses (i) through (vi), those patents and patent applications listed in Schedule A attached hereto and made a part hereof;

(b)

all of the following in which a Grantor now holds or hereafter acquires any interest: (i) any trademarks, tradenames, corporate names, company names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country (collectively, the “Marks”); (ii) any reissues, extensions or renewals thereof; (iii) the goodwill of the business symbolized by or associated with the Marks; (iv) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to the Marks, including, without limitation, damages, claims and recoveries for past, present or future infringement; and (v) rights to sue for past, present and future infringements of the Marks, including without limitation with respect to each of the foregoing clauses (i) through (v), those trademarks, servicemarks and applications listed in Schedule B attached hereto and made a part hereof;

(c)

all licenses of rights or interests, whether in-bound or out-bound, whether in written or electronic form, now or hereafter owned or acquired or received by a Grantor or in which a Grantor now holds or hereafter acquires or receives any right or interest, including any renewals or extensions of any of the foregoing thereof; and

(d)

To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for and rents, profits and products of each of the foregoing.

Notwithstanding the foregoing provisions of this Section 2, the grant, assignment and transfer of a security interest as provided herein shall not extend to, and the term “Intellectual Property Collateral” shall not include “intent-to-use” trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise.

3.

SECURITY AGREEMENT.  This IP Security Agreement has been executed and delivered by the Grantors for the purpose of recording the security interest of the Secured Parties in the Intellectual Property Collateral with the United States Patent and Trademark Office, to the extent it may be so registered therein.  The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Secured Parties under the Security Agreement.  The Security Agreement (and all rights and remedies of the Secured Parties thereunder) shall remain in full force and effect in accordance with its terms.

4.

RELEASE OF SECURITY INTEREST.  Upon payment in full of all Secured Obligations, the Secured Parties shall, at IGI’s expense, execute and deliver to the Grantors all instruments and other documents as may be necessary or proper to release the lien on any security interest in the Intellectual Property Collateral which has been granted hereunder.

5.

ACKNOWLEDGEMENT.  The Grantors do hereby further acknowledge and affirm that the rights and remedies of the Secured Parties with respect to the security interest in the Intellectual Property Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by references herein as if fully set forth herein.

6.

PURCHASE AGREEMENT.  Notwithstanding any other term or provision hereof, in the event that any provisions hereof contradict and are incapable of being construed in conjunction with the provisions of the Purchase Agreement or the Security Agreement, the provisions of the Purchase Agreement shall take precedence over those contained herein and, in particular, if any act of the Company is expressly permitted under the Purchase Agreement or Security Agreement but is permitted hereunder and any encumbrance expressly permitted under the Purchase Agreement or Security Agreement to exist or to remain outstanding shall be permitted hereunder and thereunder.

7.

COUNTERPARTS.  This IP Security Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.

GOVERNING LAW.  This IP Security Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, except to the extent that the UCC provides for the application of the law of a different jurisdiction.

[Signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this IP Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

GRANTORS:
IGI LABORATORIES, INC., as Grantor		ADDRESS:
105 Lincoln Avenue
By:	/s/ Rajiv Mathur	Buena, New Jersey 08310
Printed Name:	Rajiv Mathur
Title:	President & CEO	TAXPAYER IDENTIFICATION NUMBER
01-0355758

JURISDICTION OF ORGANIZATION: DELAWARE

IMMUNOGENETICS, INC., as Grantor		ADDRESS:
105 Lincoln Avenue
By:	/s/ Rajiv Mathur	Buena, New Jersey 08310
Printed Name:	Rajiv Mathur
Title:	President & CEO	TAXPAYER IDENTIFICATION NUMBER
52-1521639

JURISDICTION OF ORGANIZATION: DELAWARE
ACCEPTED AND ACKNOWLEDGED BY:
LIFE SCIENCES OPPORTUNITIES FUND II, L.P., as Secured Party		LIFE SCIENCES OPPORTUNITIES FUND (INSTITUTIONAL) II, L.P., as Secured Party
By: Signet Healthcare Partners, G.P., its General Partner		By: Signet Healthcare Partners, G.P., its General Partner
By:	/s/ James C. Gale	By:	/s/ James C. Gale
Printed Name:	James C. Gale	Printed Name:	James C. Gale
Title:	Managing Partner	Title:	Managing Partner

[Signature Page to the IP Security Agreement]

Schedule A

Patents

Application Date or First Claimed	U.S. Patent No.	Inventor(s)	Title	Issue Date
March 13, 1987	5,104,736	WALLACH	REINFORCED PAUCILAMELLAR LIPID VESICLES	April 14, 1992
March 13, 1987	5,147,723	WALLACH	PAUCILAMELLAR LIPID VESICLES	September 15, 1992
March 3, 1988	5,160,669	WALLACH ET AL.	METHOD OF MAKING OIL FILLED PAUCILAMELLAR LIPID VESICLES	November 3, 1992
March 13, 1987	5,234,767	WALLACH	HYBRID PAUCILAMELLAR LIPID VESICLES	August 10, 1993
March 28, 1991	5,256,422	ALBERT ET AL.	LIPID VESICLE CONTAINING WATER-IN-OIL EMULSIONS	October 26, 1993
September 17, 1991	5,260,065	MATHUR ET AL.	BLENDED LIPID VESICLES	November 9, 1993
November 8, l993	5,405,615	MATHUR	SUCROSE DISTEARATE LIPID VESICLES	April 11, l995
November 8, l993	5,439,967	MATHUR	PROPYLENE GLYCOL STEARATE VESICLES	August 8, l995
February 3, l994	5,474,848	WALLACH	PAUCILAMELLAR LIPID VESICLES	December 12, l995
November 7, 1994	5,510,117	ABATE	ENTRAPMENT VEHICLE AND METHOD	April 23, 1996
May 31, l995	5,628,936	WALLACH	HYBRID PAUCILAMELLAR LIPID VESICLES	May 13, l997
September 17, 1991	5,643,600	MATHUR	LIPID VESICLES CONTAINING AVOCADO OIL UNSAPONIFIABLES	July 1, 1997
April 11, 1997	5,756,014	MATHUR	HEAT RESISTANT LIPID VESICLES	May 26, 1998
October 2, 1998	6,251,425	MATHUR	GLUCOSIDE-PACILLAMELAR VESICLES	June 26, 2001
June 10, 1999	6,087,393	MATHUR	STABILIZED VITAMIN C FORMULATIONS	July 11, 2000
September 15, 1999	6,309,664 B1	MATHUR ET AL.	METHODS, USES AND COMPOSITIONS OF FLUID PETROLATUM	October 30, 2001
May 15, 2000	6,211,231 B1	MATHUR	STABILIZED VITAMIN C FORMULATIONS	April 3, 2001
Sept. 25, 2003	7,205,006	MATHUR, LAWRENCE & MILLS	MAHONIA AQUIFOLIUM EXTRACT, EXTRACTION PROCESS & PHARMACEUTICAL COMPOSITION CONTAINING THE SAME	April 17, 2007

January 22, 2008	12/017,932	MATHUR, LAWRENCE & LORENZO	LIPID DERIVED FROM OLIVE OIL FATTY ACIDS
February 12, 1991	5,164,191	TABIBI ET AL.	LIPID VESICLES HAVING AN ALKYD AS A WALL-FORMING MATERIAL	November 17, 1992
July 25, 1991	5,213,805	WALLACH ET AL.	LIPID VESICLES HAVING N,N- DIMETHYLAMIDE DERIVATIVES AS THEIR PRIMARY LIPID	May 25, 1993
March 3, 1988	5,219,538	HENDERSON ET AL.	GAS AND OXYGEN CARRYING LIPID VESICLES	June 15, 1993
March 9, 1989	5,234,915	MATHUR ET AL.	BIODEGRADABLE GEL	August 10, 1993
December 2, l992	5,490,985	WALLACH ET AL.	EXTENDED DURATION ANTACID PRODUCT	February 13, l996
December 23, 1996	5,776,536	MATHUR, TREMBLAY	REDUCED FAT CHOCOLATE AND METHOD OF MANUFACTURE	July 7, 1998
May 20, l994	5,547,677	WRIGHT	ANTIMICROBIAL OIL-IN-WATER EMULSIONS	August 20, l996
October 13, l994	5,549,901	WRIGHT	ANTIMICROBIAL OIL-IN-WATER EMULSIONS	August 27, l996
June 24, l994	5,561,062	VARANELLI ET AL.	METHOD OF INHIBITING VIRAL REPRODUCTION USING NON-PHOSPHOLIPID, PAUCIL AMELLAR LIPOSOMES	October 1, l996
May 18, l995	5,618,840	WRIGHT	ANTIBACTERIAL OIL-IN-WATER EMULSIONS	April 8, l997
January 31, l995	5,629,021	WRIGHT	MICELLAR NANOPARTICLES	May 13, l997
April 11, l995	5,665,380	WALLACH ET AL.	LIPID VESICLE FUSION AS A METHOD OF TRANSMITTING A BIOLOGICALLY ACTIVE MATERIAL TO A CELL	September 9, l997
June 7, 1995	5,730,989	WRIGHT	ORAL VACCINE AGAINST GRAM NEGATIVE BACTERIAL INFECTION (AS AMENDED)	March 24, 1998
October 6, 1995	5,834,014	WEINER ET AL.	STIMULATION OF HAIR FOLLICES	November 10, 1998
	6,034,073			March 7, 2000
February 19, 1999	6,080,211	MATHUR	LIPID VESICLE-BASED FUEL ADDITIVES AND LIQUID ENERGY SOURCES CONTAINING SAME	June 27, 2000
June 26, 2000	6,371,998 B1	MATHUR	LIPID VESICLE-BASED FUEL ADDITIVES AND LIQUID ENERGY SOURCES CONTAINING SAME	April 16, 2002

April 24, 1997	6,387,373 B1	WRIGHT, ET AL.	VACCINES CONTAINING PAUCILLAMELLAR LIPID VESICLES AS IMMUNOLOGICAL ADJUVANTS	May 14, 2002

Schedule B

Trademarks

Trademark	Filing Date	Case No.	Registration No.	Renewal Date
Miaj	February 10, 2005	IGW-0001DV	3407385	April 1, 2018
ZAP A SPOT, United States	April 5, 1996	IMH-0353	2047607	March 25, 2017
ZAP A SPOT, Canada	April 3, 1996	IMH-0354	TMA 508885	March 5, 2014
ZAP A SPOT, Mexico	April 17, 1996	IMH-0355	524176	April 17, 2016
ZAP A SPOT, European Community	October 2, 1996	IMH-0362	366690	October 2, 2016
APPLY & DRY, United States	September 23, 1991	NVR-0097	1827972	March 29, 2014
Novasome, United States	May 11, 1989	IMH-0057	1710953	September 1, 2012
Novasome, Spain	June 26, 1993	NVR-0057ES	1769163	June 26, 2013
Novasome, France	July 28, 1993	NVR-0057FR	93478240	July 27, 2013
Novasome, Benelux	September 29, 1993	NVR-0258	544156	September 29, 2013